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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest Event Reported): May 28, 2002


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of May 25, 2002, providing for the issuance of the Vanderbilt Acquisition Loan Trust, Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-1).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
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            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee                333-75405           62-0997810
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(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)      Identification No.)



500 Alcoa Trail
Maryville, Tennessee                              37804
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(Address of Principal                           (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (865) 380-3000

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Former Address:


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Item 5.  Other Events
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Filing of Computational Materials.
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     In connection with the offering of the Vanderbilt Acquisition Loan Trust
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-1, Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc. and SunTrust Capital Markets, Inc., as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc. and SunTrust Capital Markets, Inc. are attached hereto as Exhibit 99.1.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:

         99.1 Computational Materials - Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc. and SunTrust Capital Markets, Inc.






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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By  /s/ David Jordan
    ----------------------
    Name: David Jordan
    Title: Secretary



CLAYTON HOMES, INC.



By  /s/ John Kalec
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    Name:  John Kalec
    Title: Senior Vice President


Dated: May 31, 2002



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                                 Exhibit Index



Exhibit

99.1 Computational Materials - Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc.